UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

GLOBAL CASH ACCESS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2010, Global Cash Access, Inc. (“GCA”), a wholly-owned subsidiary of Global Cash Access Holdings, Inc., entered into an Amended and Restated Sponsorship Agreement with Bank of America, N.A. (“Bank of America”). The Amended and Restated Sponsorship Agreement supersedes the Sponsorship Agreement between GCA and B.A. Merchant Services, Inc., an affiliate of Bank of America, which expired on September 30, 2010.

Pursuant to the Amended and Restated Sponsorship Agreement, Bank of America will continue to provide sponsorship services to GCA through November 12, 2010, upon substantially the same financial terms and conditions, except that GCA has agreed to maintain a reserve account or letter of credit in the amount of $2,500,000 during the term of the Amended and Restated Sponsorship Agreement and for a period of nine months thereafter to secure GCA’s obligations under the Amended and Restated Sponsorship Agreement.

GCA currently is in the process of negotiating a new sponsorship agreement with an alternate provider of sponsorship services and anticipates having a final agreement executed prior to the expiration of the Amended and Restated Sponsorship Agreement.

Cautionary Note about Forward Looking Statements

Our belief of GCA’s anticipation of having a final agreement executed with a new provider of sponsorship services prior to the expiration date of the Amended and Restated Sponsorship Agreement is a forward-looking statement within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Our anticipation and this statement are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by our anticipation and this statement, including but not limited to, unexpected events that may delay or prohibit GCA from entering into a contract with a new provider of sponsorship services and transitioning the sponsorship services from Bank of America to a new provider of sponsorship services, including any required approvals from various card associations and payment networks or the inability of GCA and such new provider to reach mutually agreeable terms. Our anticipation and the forward-looking statement in this report are subject to additional risks and uncertainties set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report filed on Form 10-K (No. 001-32622) on March 15, 2010 and any subsequent Quarterly Reports on Form 10-Q and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: October 7, 2010	By:	/s/ Scott H. Betts

Scott H. Betts, Chief Executive Officer